Dreyfus Premier
GNMA Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier GNMA Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points
since   late   June   1999,   before   the   current  reporting  period  began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier GNMA Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the six-month period ended June 30, 2000, the fund's Class A shares produced a total return of 3.68%, Class B shares produced a total return of 3.42% and Class C shares produced a total return of 3.21%.(1 )In comparison, the fund's benchmark, the Lehman Brothers GNMA Index, produced a total return of 4.12% for the same period.(2)

We attribute the fund's slight underperformance to our modest position in U.S. Treasury securities, which provided lower yields than GNMA pass-through mortgage-backed securities. However, on an income basis, the relatively low yields provided by U.S. Treasury securities were mostly offset by higher yields achieved from GNMA project loans sponsored by the U.S. Department of Housing and Urban Development.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other securities issued or guaranteed by the U.S. Government, such as U.S. Treasury securities. The fund's goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

*PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this
trend   can   adversely   affect   returns   of   mortgage-related  securities.

*OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We analyze
30-year, 15-year, adjustable-rate and project loans securities for inclusion into the fund.

*TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

First, the fund was influenced by inflation fears and rising interest rates. When the reporting period began on January 1, 2000, we were becoming increasingly concerned that robust economic growth might rekindle long-dormant inflationary pressures, especially with wages rising in a tight job market. In an attempt to ease these pressures, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed three previous increases implemented before the current reporting period began, for a total increase of
1.75 percentage points since June 1999. Although rising interest rates hurt most bond market sectors, mortgage-backed securities generally declined less than other types of securities because higher interest rates reduce the risk that homeowners will prepay their mortgages.

Second, the fund responded to forces that are unique to the GNMA market. For example, in the wake of negative comments in Congress and the U.S. Treasury
Department,   prices  of  some  U.S.  Government  agency  securities  declined, specifically those issued by Federal National Home Mortgage Association ("Fannie Mae" ) and Federal Home Loan Corporation ("Freddie Mac") which are INDIRECT obligations of the federal government. At the same time, prices of Ginnie Mae securities, which are direct obligations of the federal government, rose as investors shifted assets from indirect obligations to direct obligations, benefiting fund performance.


What is the fund's current strategy?

After maintaining the fund's average duration -- a measure of sensitivity to changing interest rates -- for most of the reporting period at a point that was shorter than that of our benchmark, we recently extended to a more neutral position. This modest extension is intended to help us lock in prevailing yields for a longer time if the economy slows and interest rates begin to decline. Indeed, while economic growth has remained robust during the first half of 2000, we have recently seen signs that the Fed's interest-rate hikes may be having a moderating effect on the economy.

From a sector allocation standpoint, we have continued to emphasize GNMA pass-through securities over U.S. Treasury securities because of their higher yields. As of June 30, 2000, the fund allocated approximately 114% of its net asset value to government-guaranteed GNMA securities and 4% of its net asset value to inflation-indexed U.S. Treasury securities. Of course, while the individual securities within the portfolio are government guaranteed as to the timely payment of principal and interest, their market value and also fund share value are not guaranteed.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)



                                                                                              Principal
BONDS AND NOTES--118.3%                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED--114.4%

Government National Mortgage Association I:

   6.5%, 11/15/2007-5/15/2028                                                                12,219,419               11,976,275

   7.5%, 3/15/2022-12/15/2023                                                                 7,028,866                7,049,063

   8%, 4/15/2008-12/15/2022                                                                   7,692,011                7,808,306

   8.5%, 10/15/2017-12/15/2022                                                                2,131,525                2,209,819

   9%, 10/15/2016-12/15/2022                                                                  2,612,988                2,730,002

   9.5%, 11/15/2016-1/15/2025                                                                 2,250,724                2,366,851

   11.5%, 1/15/2013                                                                              34,499                   37,571

   Project Loans:

      6.25%, 11/15/2018                                                                       1,438,965                1,365,218

      6.32%, 10/15/2033                                                                       1,510,735                1,421,027

      6.35%, 6/15/2030-2/15/2034                                                              4,140,281                3,877,926

      6.375%, 2/15/2028                                                                       1,462,970                1,399,872

      6.45%, 8/15/2033-11/15/2033                                                             5,304,890                5,118,843

      6.5%, 7/15/2033                                                                           922,499                  892,222

      6.625%, 8/15/2028-11/15/2033                                                            3,778,205                3,608,522

      6.7%, 2/15/2033                                                                         3,707,734                3,602,286

      8.5%, 10/15/2016-2/15/2017                                                              1,179,365                1,217,318

Government National Mortgage Association II:

   5.5%, 4/20/2030                                                                            2,993,778  (a)           2,887,110

   6%                                                                                         2,000,000  (a,b)         1,958,120

   6%, 4/20/2030                                                                              5,980,548  (a)           5,849,693

   7%, 9/20/2028-10/20/2029                                                                   8,820,041                8,552,445

   7.5%                                                                                       9,900,000  (b)           9,788,625

   8%                                                                                        31,050,000  (b)          31,224,501

   8%, 10/20/2026                                                                             6,182,726                6,242,575

   9%, 7/20/2025                                                                              1,575,494                1,611,920

   11%, 12/20/2013-10/20/2015                                                                   562,430                  622,452

                                                                                                                     125,418,562


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--3.9%

U. S. Treasury Inflation Protection Securities:

   3.625%, 4/15/2029                                                                          2,100,000                2,180,531

   3.875%, 7/15/2002                                                                          2,000,000                2,123,655

                                                                                                                       4,304,186

TOTAL BONDS AND NOTES

   (cost $130,979,787)                                                                                               129,722,748
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--20.3%
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS;

U. S. Treasury Bills:

   5.75%, 8/3/2000                                                                            3,320,000                3,304,230

   5.97%, 8/17/2000                                                                          19,050,000               18,916,841

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,213,292)                                                                                                 22,221,071
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $153,193,079)                                                                           138.6%              151,943,819

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (38.6%)             (42,288,794)

NET ASSETS                                                                                       100.0%              109,655,025

(A) ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(B) PURCHASED ON A FORWARD COMMITMENT BASIS.

(C) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODOCALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS $:

Investments in securities--See Statement of
Investments                                           153,193,079   151,943,819

Cash                                                                    538,723

Receivable for investment securities sold                             6,937,292

Interest receivable                                                     766,645

Receivable for shares of Beneficial Interest subscribed                  25,878

Prepaid expenses                                                          7,182

                                                                    160,219,539
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           111,644

Payable for investment securities purchased                          50,150,034

Payable for shares of Beneficial Interest redeemed                      232,357

Accrued expenses                                                         70,479

                                                                     50,564,514
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,655,025
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     116,413,145

Accumulated undistributed investment income--net                         22,392

Accumulated net realized gain (loss) on investments                  (5,531,252)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             (1,249,260)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,655,025


NET ASSET VALUE PER SHARE

                                                                                  Class A    Class B      Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                 80,805,327  26,343,328    2,506,370

Shares Outstanding                                                              5,636,558   1,836,330      174,725
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                       14.34       14.35        14.34

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,736,999

EXPENSES:

Management fee--Note 3(a)                                              304,752

Shareholder servicing costs--Note 3(c)                                 205,394

Distribution fees--Note 3(b)                                            77,132

Registration fees                                                       23,947

Professional fees                                                       19,056

Trustees' fees and expenses--Note 3(d)                                  17,669

Custodian fees--Note 3(c)                                               17,174

Prospectus and shareholders' reports                                    12,139

Loan commitment fees--Note 2                                               469

Miscellaneous                                                           10,772

TOTAL EXPENSES                                                         688,504

INVESTMENT INCOME--NET                                               3,048,495
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($)

Net realized gain (loss) on investments                               (356,016)

Net unrealized appreciation (depreciation) on investments            1,115,189

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 759,173

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,807,668

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000         Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,048,495           6,657,626

Net realized gain (loss) on investments          (356,016)         (1,429,905)

Net unrealized appreciation
   (depreciation) on investments                1,115,189          (4,444,246)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,807,668             783,475
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,321,875)          (4,848,685)

Class B shares                                   (714,145)          (1,627,726)

Class C shares                                    (58,589)            (119,145)

TOTAL DIVIDENDS                                (3,094,609)          (6,595,556)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 24,228,297           42,677,342

Class B shares                                  2,936,686           11,917,827

Class C shares                                    768,560            2,750,159

Dividends reinvested:

Class A shares                                  1,550,840            3,317,557

Class B shares                                    413,830            1,078,382

Class C shares                                     32,004               44,695

Cost of shares redeemed:

Class A shares                                (30,660,410)         (51,061,402)

Class B shares                                 (8,005,605)         (22,391,393)

Class C shares                                   (560,190)          (2,987,948)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (9,295,988)         (14,654,781)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (8,582,929)         (20,466,862)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           118,237,954          138,704,816

END OF PERIOD                                 109,655,025          118,237,954

Undistributed investment income--net               22,392               68,506

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                            June 30, 2000         Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,705,556           2,920,168

Shares issued for dividends reinvested            109,453             227,949

Shares redeemed                                (2,162,543)         (3,502,729)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (347,534)           (354,612)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       207,155             814,420

Shares issued for dividends reinvested             29,194              73,962

Shares redeemed                                  (564,790)         (1,527,240)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (328,441)           (638,858)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        54,229             187,195

Shares issued for dividends reinvested              2,255               3,074

Shares redeemed                                   (39,593)           (204,314)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      16,891             (14,045)

(A) DURING THE PERIOD ENDED JUNE 30, 2000, 188,395 CLASS B SHARES REPRESENTING $2,685,347 WERE AUTOMATICALLY CONVERTED TO 188,592 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 1999, 36,118 CLASS B SHARES REPRESENTING $518,787 WERE AUTOMATICALLY CONVERTED TO 36,152 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                             June 30, 2000                       Year Ended December 31,
                                                                        -----------------------------------------
CLASS A SHARES                                  (Unaudited)       1999        1998        1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.23       14.89       14.76       14.37          14.66         13.54

Investment Operations:

Investment income--net                                 .40         .78         .81         .85            .88           .91

Net realized and unrealized
   gain (loss) on investments                          .11        (.67)        .13         .39           (.29)         1.12

Total from Investment Operations                       .51         .11         .94        1.24            .59          2.03

Distributions:

Dividends from investment
   income--net                                        (.40)       (.77)       (.81)       (.85)          (.88)         (.91)

Net asset value, end of period                       14.34       14.23       14.89       14.76          14.37         14.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                   7.38(b)      .75        6.51        8.91           4.25         15.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.10(b)     1.06        1.05        1.05           1.04          1.03

Ratio of net investment income
   to average net assets                              5.64(b)     5.31        5.44        5.87           6.17          6.45

Portfolio Turnover Rate                             378.11(c)   425.33      283.20      518.62         267.22        349.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ X 1,000)                        80,805      85,157      94,369      95,071        111,267       134,545

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                             June 30, 2000                       Year Ended December 31,
                                                                       -----------------------------------------
CLASS B SHARES                                  (Unaudited)       1999        1998        1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.24       14.90       14.78       14.38          14.67         13.55

Investment Operations:

Investment income--net                                 .36         .70         .73         .78            .81           .84

Net realized and unrealized
   gain (loss) on investments                          .12        (.67)        .12         .40           (.29)         1.12

Total from Investment Operations                       .48         .03         .85        1.18            .52          1.96

Distributions:

Dividends from investment
   income--net                                        (.37)       (.69)       (.73)       (.78)          (.81)         (.84)

Net asset value, end of period                       14.35       14.24       14.90       14.78          14.38         14.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                   6.86(b)      .23        5.90        8.43           3.71         14.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.61(b)     1.57        1.56        1.55           1.55          1.55

Ratio of net investment income
   to average net assets                              5.14(b)     4.76        4.93        5.36           5.65          5.89

Portfolio Turnover Rate                             378.11(c)   425.33      283.20      518.62         267.22        349.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ X 1,000)                        26,343      30,833      41,775      38,775         39,833        41,934

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                             June 30, 2000                           Year Ended December 31,
                                                                          -----------------------------------------
CLASS C SHARES                                  (Unaudited)       1999        1998        1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.24       14.90       14.77       14.38          14.67         14.48

Investment Operations:

Investment income--net                                 .34         .66        .68          .75            .77           .16

Net realized and unrealized
   gain (loss) on investments                          .11        (.66)       .13          .39           (.29)          .19

Total from Investment Operations                       .45          --        .81         1.14            .48           .35

Distributions:

Dividends from investment
   income--net                                        (.35)       (.66)      (.68)        (.75)          (.77)         (.16)

Net asset value, end of period                       14.34       14.24      14.90        14.77          14.38         14.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   6.44(c)     (.03)      5.62         8.13           3.44         11.47(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.87(c)     1.85       1.80         1.80           1.79          1.79(c)

Ratio of net investment income
   to average net assets                              4.89(c)     4.52       4.40         5.11           5.42          5.25(c)

Portfolio Turnover Rate                             378.11(d)   425.33     283.20       518.62         267.22        349.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ X 1,000)                         2,506       2,247      2,561          110             17             1

(A) FROM OCTOBER 16, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1995.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  GNMA  Fund  (the "fund") is  registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,705,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2002.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $133 during the period ended June 30, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at
an   annual   rate   of   .50   of   1%   of   the   value   of  the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended June 30, 2000, Class B and Class C shares were charged $68,266 and $8,866, respectively, pursuant to the Plan, of which $44,644 and $6,033 for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2000, Class A, Class B and Class C shares were charged $101,435, $34,133 and $2,955, respectively, pursuant to the Shareholder Services Plan, of which $67,573, $22,322 and $2,011 for Class A, Class B and Class C shares respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $49,825 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $17,174 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for tele phone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $511,471,142 and $521,454,845, respectively.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter-party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At June 30, 2000, accumulated net unrealized depreciation on investments was $1,249,260, consisting of $373,168 gross unrealized appreciation and $1,622,428
gross    unrealized    depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

Notes

                                                           For More Information

                        Dreyfus Premier GNMA Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   027SA006